CLASSIFIED – INTERNAL USE Third Quarter 2016 Results November 2, 2016

2CLASSIFIED – INTERNAL USE Forward-Looking Statements Forward-looking statements in this presentation regarding the Company’s strategic initiatives, future performance, revenues, EBITDA, capital investments, anticipated number and timing of new restaurant openings, anticipated costs, expenses including depreciation and amortization, tax rate, statements under the heading “2016 Outlook” and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “anticipate,” “intend,” “plan,” “project” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. The Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date, and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company’s business improvement initiatives; the ability to fulfill planned expansion and restaurant remodeling; the effectiveness of marketing strategies and initiatives to achieve restaurant sales growth; the cost and availability of key food products, labor, and energy; the ability to achieve anticipated revenue and cost savings from new technology systems and tools in the restaurants and other initiatives; the ability to increase to-go and other off-premise offerings; availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; federal, state, and local regulation of the Company’s business; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. This presentation may also contain non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company’s financial performance, identifying trends in results, and providing meaningful period- to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q3 press release posted on redrobin.com.

3CLASSIFIED – INTERNAL USE Red Robin Q3-2016 Results • Total revenues increased 4.9% • Comparable restaurant revenue down 3.6% • Restaurant-level operating profit(1) was 18.6% compared to 21.6% in prior year • Adjusted EBITDA(1) was $27.3 million • Diluted loss per share was $0.10 compared to diluted earnings per share of $0.58 in Q3 2015. Adjusted diluted EPS(1) was $0.38 • Opened 10 new Red Robin® restaurants and 1 Red Robin Burger Works restaurant • Closed 9 Red Robin Burger Works restaurants (1) See reconciliations of non-GAAP financial measures to the most comparable GAAP financial measures in Appendix.

4CLASSIFIED – INTERNAL USE Resetting Priorities and Plans for Growth • Reasserting Everyday Value • New “Let’s Burger” advertising campaign • Improving speed of service and guest satisfaction • Piloting off-premise – carry out, delivery, catering • Streamlining leadership, reducing overhead and pace of new unit development Focusing on fewer, bigger opportunities to fuel more profitable growth

CLASSIFIED – INTERNAL USE 5 Financial Update

6CLASSIFIED – INTERNAL USE Adjusted Earnings Per Diluted Share $0.82 $0.68 $0.50 $0.66 $1.10 $0.78 $0.58 $0.86 $1.27 $0.75 $0.38 $0.15 $0.35 $0.55 $0.75 $0.95 $1.15 $1.35 Q1 Q2 Q3 Q4 2014 2015 2016 6 See Appendix for reconciliation of non-GAAP Adjusted Earnings Per Diluted Share to Earnings (Loss) Per Diluted Share

7CLASSIFIED – INTERNAL USE $37.0 $29.3 $25.6 $31.1 $47.0 $35.0 $31.2 $35.0 $51.0 $34.5 $27.3 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 Q1 Q2 Q3 Q4 2014 2015 2016 2.4% Growth Trailing 4 Quarters Q3 2016 $147.7M Q3 2015 $144.3M Adjusted EBITDA ($ in millions) 7 See Appendix for reconciliation of non-GAAP Adjusted EBITDA to Net Income (Loss)

8CLASSIFIED – INTERNAL USE Q3-16 Sales Highlights (1) Excludes Red Robin Burger Works® fast casual restaurants Q3-16 (12 Weeks) Q3-15 (12 Weeks) Change Q3-16 YTD (40 Weeks) Q3-15 YTD (40 Weeks) Change Restaurant revenue $293.9 million $279.5 million 5.1% $992.7 million $956.7 million 3.8% Total company revenues $297.3 million $283.4 million 4.9% $1.00 billion $971.3 million 3.5% Company-owned comp revenue -3.6% 3.5% -2.9% 3.2% Price/Mix -1.2% 3.6% 0.6% 2.5% Guest counts -2.4% -0.1% -3.5% 0.7% Franchised comp revenue -1.4% 4.3% -1.2% 6.3% Company avg. weekly revenue/unit(1) – total $53,387 $55,787 -4.3% $55,539 $57,904 -4.1% Company avg. weekly revenue/unit(1) – comp $53,667 $55,694 -3.6% $56,150 $57,941 -3.1% Avg. weekly restaurant level operating profit/unit(1) - comp $10,236 $12,252 -16.5% $12,094 $13,248 -8.7% Red Robin operating weeks(1) 5,470 4,977 9.9% 17,773 16,420 8.2% Burger Works operating weeks 143 120 19.2% 432 374 15.5% Net Sales/ sq. ft. (TTM) $455 $469 -3.0%

9CLASSIFIED – INTERNAL USE Comparable Restaurant Revenue Trend(1) (1) Calculated at constant currency rates

10CLASSIFIED – INTERNAL USE BlackBox Traffic Gap -150 -90 -60 120 -200 -150 -100 -50 0 50 100 150 Q4-15 Q1-16 Q2-16 Q3-16 Traffic Performance vs. Industry (bps) Source: Based on Black Box Intelligence Casual Dining (All Cuisine) peers as of October 2, 2016

11CLASSIFIED – INTERNAL USE 22.4% 22.2% 19.5% 21.3% 23.0% 22.5% 21.6% 21.9% 22.5% 20.9% 18.6% 16.0% 17.0% 18.0% 19.0% 20.0% 21.0% 22.0% 23.0% 24.0% 25.0% Q1 Q2 Q3 Q4 2014 2015 2016 Restaurant Level Operating Profit (1) Margins 11 (1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss)

12CLASSIFIED – INTERNAL USE 2016 Outlook • For fourth fiscal quarter: • Revenue growth between 4.0% and 6.0%, lower comparable restaurant revenue between 1.5% and 3.5% • Open five new Red Robin restaurants • G&A costs up to $22 million • Depreciation and amortization approximately $21.5 million • Adjusted EBITDA between $28 and $32 million • Tax rate between 2% and 6% for fiscal year 2016 • 2016 fiscal year adjusted EBITDA between $141 million and $145 million

13CLASSIFIED – INTERNAL USE In Closing 13

14CLASSIFIED – INTERNAL USE Thank you to all of our Team Members! 17

CLASSIFIED – INTERNAL USE 15 Appendix

16CLASSIFIED – INTERNAL USE Q3-16 Restaurant Results 16 % of Restaurant Revenue Q3-16 % of Restaurant Revenue Q3-15 Favorable (Unfavorable) Cost of sales 23.6% 24.4% 80 bps Labor 34.8% 33.0% (180 bps) Other operating 14.5% 12.9% (160 bps) Occupancy 8.5% 8.1% (40 bps) Restaurant Level Operating Profit(1) 18.6% 21.6% (300 bps) (1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss)

17CLASSIFIED – INTERNAL USE Adjusted Net Income(1) $11.9 $9.8 $7.2 $9.4 $15.6 $11.2 $8.3 $12.0 $17.6 $10.3 $5.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1 Q2 Q3 Q4 2014 2015 2016 ($ in millions) 17 (1) See Appendix for reconciliation of non-GAAP Adjusted Net Income to Net Income (Loss)

18CLASSIFIED – INTERNAL USE Cash Flow from Operations ($ in millions) 18

19CLASSIFIED – INTERNAL USE Q3-16 Commodity Update 19 % of Total COGS in Q3-16 Market vs. Contract Ground beef 13.1% Market Steak fries 10.9% Contract through 10/17 Poultry 10.1% 100% covered thru 12/16 Produce 8.2% 90% contracted through 10/17 Meat 7.6% Bacon through 12/16; Prime rib through 12/16 Bread 6.3% Contract through 12/16 Seafood 2.8% Cod through 3/17; Shrimp through 12/16 Fry oil 1.7% Contract through 6/17

20CLASSIFIED – INTERNAL USE Reconciliation of Adjusted Net Income to Net Income (Loss) and Adjusted Earnings Per Diluted Share to Earnings (Loss) Per Diluted Share 20 ($ in thousands, except per share data) 2014 2015 2016 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net income (loss) as reported $11,944 $9,470 $7,208 $3,939 $16,565 $11,166 $8,282 $11,691 $14,225 $7,552 (1,300) Adjustments to net income (loss): Restaurant impairment and closure - - - 8,833 - - - 581 825 3,860 9,321 Litigation contingencies - - - - - - - - 3,900 - - Change in estimate for gift card breakage - - - - (1,369) - - - - - - Executive transition & severance - 544 - - - - - - - - - Income tax (expense) benefit of adj. - (183) - - 439 - - (227) (1,356) (1,153) (2,993) Adjusted net income $11,944 $ 9,831 $ 7,208 $ 9,393 $15,635 $11,166 $ 8,282 $12,045 $17,594 $10,259 $ 5,028 Diluted net income (loss) per share: Net income (loss) as reported $ 0.82 $ 0.65 $ 0.50 $ 0.28 $ 1.16 $ 0.78 $ 0.58 $ 0.84 $ 1.03 $ 0.55 $ (0.10) Adjustments to net income: Restaurant impairment and closure - - - 0.62 - - - 0.04 0.06 0.28 0.70 Litigation contingencies - - - - - - - - 0.28 - - Change in estimate for gift card breakage - - - - (0.09) - - - - - - Executive transition & severance - 0.04 - - - - - - - - - Income tax (expense) benefit of adj. - (0.01) - (0.24) 0.03 - - (0.02) (0.10) (0.08) (0.22) Adjusted EPS - diluted $ 0.82 $ 0.68 $ 0.50 $ 0.66 $ 1.10 $ 0.78 $ 0.58 $ 0.86 $ 1.27 $ 0.75 $ 0.38

21CLASSIFIED – INTERNAL USE Restaurant Level Operating Profit Reconciliation to Income from Operations and Net Income (Loss) ($ in thousands) 2014 2015 2016 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Restaurant revenue $ 334,995 $ 251,818 $ 263,883 $ 278,439 $ 388,509 $ 288,704 $ 279,496 $ 282,189 $ 396,770 $ 302,117 $ 293,858 Restaurant operating costs(1): Cost of sales 84,220 63,689 68,241 71,071 97,950 71,665 68,197 66,825 92,325 70,831 69,447 Labor 110,921 82,572 88,818 90,246 124,356 93,513 92,097 93,551 132,984 102,847 102,294 Other operating 40,597 31,022 34,124 35,229 46,584 35,356 36,144 36,260 49,708 40,275 42,463 Occupancy 24,282 18,618 21,222 22,612 30,147 23,210 22,804 23,846 32,498 24,905 25,121 Restaurant-level operating profit 74,975 55,917 51,378 59,281 89,472 64,960 60,254 61,707 89,255 63,259 54,533 Add – Franchise royalties, fees, and other revenue 5,489 4,315 3,493 3,670 6,392 4,275 3,916 4,111 5,356 3,432 3,449 Deduct – Other operating: Depreciation and amortization 18,886 14,120 15,209 16,364 23,003 17,260 18,618 18,493 23,951 19,159 21,468 General and administrative expenses 32,100 20,442 20,106 22,103 34,995 23,044 23,709 21,257 35,880 19,972 20,328 Selling 10,323 9,878 7,725 9,481 13,066 11,082 7,899 8,027 11,408 11,047 8,718 Pre-opening and acquisition costs 2,113 2,326 2,605 1,220 955 1,369 2,239 2,445 2,372 2,238 2,382 Asset impairment and restaurant closures - - - 8,822 - - - 581 825 3,860 9,321 Total other operating 63,422 46,766 45,645 58,001 72,019 52,755 52,465 50,803 74,436 56,276 62,217 Income (loss) from operations 17,042 13,466 9,226 4,950 23,845 16,480 11,705 15,015 20,175 10,415 (4,235) Interest expense, net and other 674 475 986 690 1,060 904 1,098 747 1,638 1,486 1,612 Income tax expense (benefit) 4,424 3,521 1,032 321 6,220 4,410 2,325 2,577 4,312 1,377 (4,547) Total other 5,098 3,996 2,018 1,011 7,280 5,314 3,423 3,324 5,950 2,863 (2,935) Net income (loss) $ 11,944 $ 9,470 $ 7,208 $ 3,939 $ 16,565 $ 11,166 $ 8,282 $ 11,691 $ 14,225 $ 7,552 $ (1,300) (1) Excluding depreciation and amortization, which is shown separately.

22CLASSIFIED – INTERNAL USE EBITDA and Adjusted EBITDA Reconciliation to Net Income (Loss) 22 2014 2015 2016 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net income (loss) as reported $11,944 $9,470 $7,208 $3,939 $16,565 $11,166 $8,282 $11,691 $14,225 $7,552 (1,300) Adjustments to net income: Income tax expense (benefit) 4,424 3,521 1,032 321 6,220 4,410 2,325 2,577 4,312 1,377 (4,547) Interest expense, net 689 619 927 720 1,088 805 777 959 1,655 1,555 1,822 Depreciation and amortization 18,886 14,120 15,209 16,364 23,003 17,260 18,618 18,493 23,951 9,159 21,468 Non-cash stock-based compensation 1,009 1,021 1,178 959 1,446 1,403 1,194 681 2,090 989 505 EBITDA $36,952 $28,751 $25,554 $22,303 $48,322 $35,044 $31,196 $34,401 $46,233 $30,632 $17,948 Litigation contingencies - - - - - - - - 3,900 - - Asset impairment and restaurant closures - - - 8,833 - - - 581 825 3,860 9,321 Change in estimate for gift card breakage - - - - (1,369) - - - - - - Executive transition & severance - 544 - - - - - - - - - Adjusted EBITDA $36,952 $29,295 $25,554 $31,136 $46,953 $35,044 $31,196 $34,982 $50,958 $34,492 $27,269 ($ in thousands)